Exhibit 10.2

Execution Version

INCREASE NOTICE

September 8, 2023

PNC Bank, National Association
300 Fifth Avenue, 11th Floor
Pittsburgh, Pennsylvania 15222
Attention: Brian Stanley
Telephone: (412) 768-2001
Fax: (844) 679-0703
Email: brian.stanley@pnc.com; abfadmin@pnc.com

RE:	That certain Revolving Credit and Security Agreement dated as of March 18, 2022, by and among GOLUB CAPITAL DIRECT LENDING CORPORATION, a Maryland corporation, GDLC FUNDING LLC, a Delaware limited liability company (together, the “Initial Borrowers” along with the other borrowers from time to time party thereto (the “Borrowers”), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the Secured Parties, the Collateral Agent and a Lender, PNC CAPITAL MARKETS LLC, as Structuring Agent, and the other Lenders from time to time party thereto (as the same may be modified, amended, or restated from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

This increase request (this “Request”) is executed and delivered by the Borrowers to the Administrative Agent pursuant to Section 3.6 of the Credit Agreement.

1.            The Borrowers hereby request an increase in the Maximum Facility Amount in the amount of $50,000,000 (the “Facility Increase”) for an aggregate Maximum Facility Amount in the amount of $170,000,000, such Facility Increase to be effective on September 8, 2023.

2.            In connection with this Request, the Borrowers hereby represent, warrant and certify to the Administrative Agent for the benefit of the Secured Parties that, as of the date hereof:

(a)            On and as of the date of this Request the representations and warranties made by it set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects and except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date);

(b)            No Event of Default or Potential Default exists and is continuing on and as of the date hereof or will exist on the date any request herein becomes effective;

(c)            After the Facility Increase requested herein becomes effective, the Principal Obligations will not exceed the Available Facility Amount;

(d)            The Borrowing Base Certificate attached hereto as Exhibit A, which constitutes an updated Exhibit A to the Credit Agreement, is true and correct as of the date hereof. In the event that any of the relevant information on such Borrowing Base Certificate changes between the date hereof and the effective date of the Facility Increase requested herein, the Borrowers shall promptly deliver to the Administrative Agent corrections thereto;

(e)            Attached hereto as Exhibit B are such documents as are required pursuant to Section 3.6 of the Credit Agreement relating to our authority to agree to the Facility Increase; and

(f)            As of the date hereof, no event has occurred since the date of the most recent financial statements of the Borrowers delivered to the Administrative Agent which could reasonably be expected to have a Material Adverse Effect.

3.            In the event that between the date hereof and the date of the Facility Increase, any event should occur which could reasonably be expected to have a Material Adverse Effect, the Borrowers shall promptly notify the Administrative Agent.

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The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWERS:

GOLUB CAPITAL DIRECT LENDING CORPORATION, a Maryland corporation

By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer

GDLC FUNDING LLC, a Delaware limited liability company

By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer

GDLC FEEDER FUND, L.P., a Delaware limited partnership

By: Golub Onshore GP 3, LLC, its general partner

By:	/s/ Daniel Colaizzi
	Name:	Daniel Colaizzi
	Title:	Secretary